UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SOW GOOD INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SOW GOOD INC.

433 Broadway, Unit 216

New York, NY 10013

Tel: (908) 693-9488

Notice of Special Meeting of Shareholders

July 27, 2026

To our Shareholders:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Sow Good Inc. (“Sow Good,” the “Company,” “we,” “us” or “our”), to be held virtually on August 10, 2026 at 10 a.m. Eastern Time. The virtual meeting can be accessed at www.virtualshareholdermeeting.com/SOWG2026SM.

We are holding the Special Meeting for shareholders to consider and vote upon the following:

Proposal 1 – The Charter Amendment - To approve an amendment to the Company’s Certificate of Incorporation to allow stockholders to act by written consent (the “Charter Amendment”)

This item is fully described in the Proxy Statement, which is part of this notice.

All shareholders of record as of July 20, 2026 (the “Record Date”) are entitled to vote at the Special Meeting.

We are providing the accompanying Proxy Statement and proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Special Meeting. Information about the Special Meeting is included in this Proxy Statement. Whether or not you plan to attend the Special Meeting, we urge all shareholders to read this Proxy Statement carefully and in its entirety.

After careful consideration, our Board (the “Board”) has unanimously (a) determined that the Charter Amendment is advisable, fair to, and in the best interests of the Company and its shareholders, (b) approved and adopted the Charter Amendment and (c) resolved to recommend that our shareholders vote “FOR” the approval of the Charter Amendment.

The Board unanimously recommends that you vote “FOR” the Charter Amendment.

The Charter Amendment requires the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote thereon.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this Proxy Statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting.

Your vote is very important. Whether or not you expect to attend the Special Meeting, please vote as soon as possible to ensure that your shares are represented at the Special Meeting.

By order of the Board,

/s/ Yisroel Goldberg
Yisroel Goldberg
Chief Executive Officer

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING,

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD.

This Proxy Statement is dated July 27, 2026 and is expected to be first mailed to Sow Good’s shareholders on or about July 27, 2026.

i

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR SHAREHOLDERS

Why am I receiving this Proxy Statement?

We are sending you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote on proposals in connection with the Charter Amendment. All shareholders who find it convenient to do so are cordially invited to attend the virtual Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply sign, date and return the enclosed proxy card or voting instruction form provided by your bank or broker, or follow the instructions specified in your proxy card or voting instruction form to vote by telephone or via the internet.

We intend to begin delivering this Proxy Statement, the attached notice of our Special Meeting and the enclosed proxy card on or about July 27, 2026 to all shareholders who own Common Stock as of the Record Date and are thus entitled to vote at the Special Meeting. As of the Record Date, there were approximately 20,120,117 shares of Common Stock issued and entitled to vote at the Special Meeting. Our Common Stock is our only class of stock entitled to vote at the Special Meeting.

What is a proxy and how does it work?

Our Board is asking for your proxy. A “proxy” is your legal designation of another person to vote the stock you own in the manner you direct. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By giving your proxy to the persons named as proxy holders in the proxy card accompanying this Proxy Statement, you authorize them to vote your Common Stock at the Special Meeting in the manner you direct. You may cast votes “FOR,” “AGAINST” or “ABSTAIN” with respect to the matters we are submitting to a vote of holders of Common Stock at the Special Meeting.

What am I voting on?

The items of business scheduled to be voted on at the Special Meeting are:

Proposal 1 – The Charter Amendment Proposal - To approve an amendment to the Company’s Certificate of Incorporation to allow stockholders to act by written consent (the “Charter Amendment”)

The Charter Amendment is described more fully in the sections entitled “Proposal 1 – Charter Amendment.”

How does the Board recommend that I vote?

Our Board unanimously recommends that you vote:

●	“FOR” the approval of the Charter Amendment (Proposal 1)

Who can vote?

You can vote your Common Stock if our records show that you were the owner of the shares as of the close of business on the Record Date. As of the Record Date, there were approximately 20,120,117 shares of Common Stock issued and entitled to vote at the Special Meeting. You are entitled to one vote for each Common Share that you own as of the Record Date.

How is a quorum determined?

We will hold the Special Meeting if shareholders representing the required quorum of Common Stock entitled to vote authorize their proxy online or telephonically, sign and return their proxy cards or attend the Special Meeting virtually. The presence virtually or by proxy of a majority of the outstanding Common Stock constitutes a quorum. If you authorize your proxy online or telephonically or sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to indicate your vote on the proxy card.

What is the required vote for approval?

The Charter Amendment requires the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote thereon. You may abstain from voting on the Charter Amendment, in which case no vote will be recorded with respect to such proposal. Such abstention will be the equivalent of a vote “AGAINST” the Charter Amendment. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” the proposal presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting.

How do I vote by proxy?

Follow the instructions on the proxy card to authorize a proxy to vote your Common Stock at the Special Meeting. We urge you to sign, date and return the enclosed proxy card or voting instruction form provided by your bank or broker as soon as possible to ensure that your vote is recorded promptly. The individuals named and designated as proxies will vote your Common Stock as you instruct. You have the following choices in voting your Common Stock:

●	You may vote on the proposal, in which case your Common Stock will be voted in accordance with your choices.

●	You may abstain from voting on the Charter Amendment, in which case no vote will be recorded with respect to the proposal. Such abstention will be the equivalent of a vote “AGAINST” the Charter Amendment.

●	If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” the proposal presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting.

How can I authorize my proxy online or via telephone?

You may vote your shares via the internet or by telephone by following the instructions provided on your proxy card or voting instruction form. If your shares are registered in the name of a broker, bank or other financial institution, you may also be eligible to vote your shares electronically over the internet or by telephone if your financial institution makes such options available.

What if other matters come up at the Special Meeting?

As of the date of this Proxy Statement, the only matter we know of that will be voted on at the Special Meeting is the Charter Amendment. If other matters are properly presented at the Special Meeting, the designated proxies will vote your Common Stock at their discretion.

How will my shares be voted if I return a blank proxy?

If you sign, date and return your proxy and do not indicate how you want your Common Stock to be voted, then your Common Stock will be voted “FOR” the approval of the Charter Amendment.

Can I change my previously authorized vote?

Yes, you can change your vote at any time before the vote on a proposal either by executing or authorizing, dating and delivering to us a new proxy electronically via the internet, by telephone or by mail at any time prior to 11:59 PM, Eastern Time, on August 9, 2026, 1 day before the Special Meeting, by giving us a written notice revoking your proxy card or by attending the Special Meeting and voting your Common Stock during the Special Meeting. Your attendance at the Special Meeting will not, by itself, revoke a proxy previously given by you. We will honor the latest dated proxy.

Proxy revocation notices or new proxy cards should be sent to Vote Processing, c/o Broadridge 51 Mercedes Way, Edgewood, NY 11717.

Can I vote during the Special Meeting rather than by authorizing a proxy?

If you are a registered common shareholder, you can attend the Special Meeting virtually and vote your Common Stock during the Special Meeting to be held virtually at www.virtualshareholdermeeting.com/SOWG2026SM; however, we encourage you to authorize your proxy to ensure that your vote is counted. If your Common Stock are registered in the name of a broker, bank, or other financial institution and you want to vote at the meeting you will need to complete the appointment of proxyholder section on the proxy card or voter instruction form you have been sent and send it back in advance of the proxy cut-off to appoint yourself or someone else to attend the meeting.

Will my Common Stock be voted if I do not provide my proxy?

If your Common Stock are held in the name of your broker, a bank or other nominee in “street name,” that party will give you instructions for voting your Common Stock. If your Common Stock are held in “street name” and you would like to vote your Common Stock virtually at the Special Meeting, you must complete the appointment section on your voter instruction form delegating yourself or another delegate and return your voter instruction form.

Under Nasdaq Listing Rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Special Meeting are “non-routine” matters. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.

If you hold your Common Stock in “street name” and you do not instruct your broker, bank or other nominee on how to vote your Common Stock, your broker, bank or other nominee will not vote your shares on the Charter Amendment Proposal.

What do I do if my shares are held in “street name”?

If your Common Stock is held in the name of your broker, a bank or other nominee in “street name,” that party will give you instructions for voting your Common Stock. If your Common Stock is held in “street name” and you would like to vote your Common Stock virtually at the Special Meeting, you must contact your broker, bank or other nominee to obtain a proxy form from the record holder of your Common Stock.

What happens if I sell my shares before the Special Meeting?

The Record Date for shareholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting. If you transfer your Common Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting.

What happens if the Special Meeting is postponed?

If the Special Meeting is postponed, your proxy will still be valid and may be voted at the postponed meeting. You will still be able to change or revoke your proxy until it is voted. See “Can I change my previously authorized vote?” above.

How can I submit a question at the Special Meeting?

Shareholders may ask questions in a non-disruptive manner during the Special Meeting. Questions will be addressed in the Q&A portion of the Special Meeting.

Who pays for this proxy solicitation?

Sow Good’s Board is soliciting your proxy and Sow Good will pay for the proxy solicitation costs related to the Special Meeting. In addition to sending and making available these materials, some of Sow Good’s directors, officers and other employees may solicit proxies by contacting Sow Good’s shareholders by telephone, by mail, by e-mail or online. Sow Good shareholders may also be solicited by, among others, news releases issued by Sow Good, postings on Sow Good’s websites and social media accounts and advertisements in periodicals. None of Sow Good’s directors, officers or employees, nor any other person will receive any extra compensation for their solicitation services. Sow Good will also reimburse banks, brokers, and other nominees for their expenses in sending proxy solicitation materials to the beneficial owners of our Common Stock and obtaining their proxies.

When and where will the Special Meeting be held?

The Special Meeting will be held virtually at www.virtualshareholdermeeting.com/SOWG2026SM on August 10, 2026 at 10 a.m. Eastern Time. Sow Good shareholders will be able to attend virtually and vote at the Special Meeting.

Where can I find the voting results of the Special Meeting?

We will file the final voting results of the Special Meeting with the SEC in a Current Report on Form 8-K within four business days after the date of the Special Meeting.

I share an address with another shareholder, but we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. The rules promulgated by the SEC permit companies, brokers, banks or other financial institutions to deliver a single copy of proxy statements and annual reports to households at which two or more shareholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings, save significant printing and postage costs and conserve natural resources. Shareholders will receive only one copy of our proxy statements and annual reports if they share an address with another shareholder, have been previously notified of householding by their broker, bank or other financial institution, and have consented to householding, either affirmatively or implicitly by not objecting to householding. If you would like to opt out of householding for future mailings, or if you currently receive multiple copies of our annual reports and proxy statements and would prefer to receive a single copy in the future, please contact your broker, bank or financial institution. You may also obtain a separate proxy statement or annual report without charge by sending a written request to the Company at 433 Broadway, Unit 216 New York, NY 10013. They will promptly send additional copies of this Proxy Statement upon receipt of such request.

What if I receive more than one proxy card?

This means that you have multiple accounts holding Common Stock. These may include accounts with our transfer agent and/or accounts with a broker, bank or other holder of record. In order to vote all of the shares held by you in multiple accounts, you will need to vote separately the shares held in each account. Please follow the voting instructions provided on each proxy card to ensure that all of your shares are voted.

You are encouraged to have all accounts registered in the same name and address whenever possible. You should contact your bank, broker, or other nominee for more information.

What do I need to do now?

You are urged to read carefully and consider the information contained in this Proxy Statement, including the annexes hereto. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your Common Stock through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card, you should contact:

SOW GOOD INC.

433 Broadway, Unit 216

New York, NY 10013

Tel: (908) 693-9488

To help ensure timely delivery, please request any such additional copies no later than five business days prior to the Special Meeting. You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

The SEC has an informational website that provides shareholders with general information about how to cast their vote and why voting should be an important consideration for shareholders. You may access that information at www.sec.gov/spotlight/proxymatters.shtml or at www.investor.gov.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements are based on current expectations, estimates, forecasts and projections about the industries in which we operate and the beliefs and assumptions of our respective management. We use words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. While forward-looking statements are based on assumptions and analyses that management of Sow Good believes to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statements speak only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Please consider the foregoing factors and the other risk factors in the section entitled “Risk Factors,” as well as the risk factors contained in our SEC filings available at www.sec.gov, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and Sow Good assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws.

PROPOSAL 1: CHARTER AMENDMENT

Overview

Currently, Article V of the Company’s Certificate of Incorporation (the “Charter”) provides that certain amendments to the Charter require that any action required to be taken by the Company’s stockholders may only be effected at an annual or special meeting and denies the ability of stockholders to consent in writing without a meeting. The proposed Charter Amendment would allow for stockholders to act by written consent for significant corporate transactions, including the proposed transactions with Ryzon Materials Limited as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2026. As part of the Company’s ongoing review of its corporate governance, the Board has determined that it is in the best interests of the Company and its stockholders to provide for stockholder action through written consent. The Company is therefore taking action to allow its stockholders to vote on the Charter Amendment.

The general description of the proposed Charter Amendment set forth above is qualified in its entirety by reference to the full text of the Charter Amendment, in substantially the form attached hereto as Annex A.

Vote Required for Approval

The Charter Amendment Proposal requires the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote thereon. Accordingly, a shareholder’s failure to vote by proxy or to vote virtually at the Special Meeting will be the equivalent of a vote “AGAINST” the Charter Amendment Proposal. Similarly, an abstention will be the equivalent of a vote “AGAINST” the Charter Amendment Proposal. Abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established.

Recommendation of Our Board

Our Board unanimously recommends that you vote “FOR” the Charter Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to our knowledge, as of July 20, 2026, the beneficial ownership of our Common Stock that are owned by:

●	each person known by us to be a beneficial owner of more than 5% of our outstanding Common Stock;

●	each director and person anticipated to be appointed as a director at Closing;

●	each executive officer; and

●	all executive officers and current directors as a group.

We have prepared the table and the related notes based on information provided in the most recent Section 16 filing or Schedule 13D filed by such person. We have not sought to verify such information. The number of shares beneficially owned by a person includes Common Stock underlying warrants, stock options, restricted stock units, and any other derivative securities to acquire common stock held by that person that are currently exercisable or convertible within 60 days after the Record Date. The shares issuable under any such securities are treated as outstanding for computing the percentage ownership of the person holding these securities, but are not treated as outstanding for the purposes of computing the percentage ownership of any other person.

The beneficial ownership percentages are based on approximately 20,120,117 shares of our Common Stock outstanding as of July 20, 2026, the Record Date.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all Common Stock beneficially owned by them.

Name of Beneficial Owner	Number of Common Shares	Percentage of Common Shares Owned
5% Stockholders
Halevi Enterprises LLC(1)	5,000,000	24.85%
Directors and Officers
Yisroel Goldberg	-	-
David Natan	18,459	*
Binyomin Posen	-	-
Joseph Labkowski	-	-
Jack Wortzman	-	-
Officers and Directors as a Group (5 persons)	18,459	*

*	Less than 1%

(1)	The address for Halevi Enterprises LLC is 970 Nostrand Ave., Brooklyn, NY 11225. Nachum Labkowski is the managing member of Halevi Enterprises LLC, and thereby the shares beneficially owned by Halevi Enterprises LLC may also be deemed to be beneficially owned by Nachum Labkowski.

HOUSEHOLDING INFORMATION

Shareholders that share the same address may not receive separate copies of proxy materials, unless we have received contrary instructions from such shareholders. If you are receiving multiple sets of our proxy materials and wish to receive only one set in the future, or if you are currently only receiving one set of our proxy materials and wish to receive separate sets of proxy materials for you and the other shareholders sharing your address, please notify us or your bank, broker or other nominee by indicating your preference on the enclosed proxy card or vote instruction form. We will deliver an additional copy of our proxy materials to you, without charge, upon written request sent to 433 Broadway, Unit 216 New York, NY 10013, or upon oral request made by calling us at the phone number (908) 693-9488. Furthermore, upon written or oral request by any person to whom a proxy statement is delivered, if a document is incorporated herein by reference but not included in the proxy materials is so requested, we will undertake to provide the requested materials, without charge, by first class mail or other equally prompt means, within one business day after receiving such request, excluding exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates. Please address these requests to the Company at 433 Broadway, Unit 216 New York, NY 10013. You may also call us with this request at the phone number (908) 693-9488.

SUBMISSION OF SHAREHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting.

OTHER MATTERS

We provide shareholders with the opportunity, under certain circumstances and consistent with SEC rules, to participate in the governance of Sow Good by submitting proposals for consideration at our annual meetings of shareholders. Proposals from shareholders are given careful consideration by us in accordance with Rule 14a-8 promulgated under the Exchange Act. For a proposal to be included in our proxy statement and proxy card for our 2026 Annual General Meeting of Shareholders, such proposal must comply with Rule 14a-8. In addition to other requirements, because the Company’s 2026 annual meeting will be held more than 30 days after June 13, 2026 (the one-year anniversary of the Company’s 2025 annual meeting of stockholders), then, pursuant to the Company’s bylaws, notice of a stockholder proposal must be received not later than the 90th day prior to the Company’s 2026 annual meeting or the 10th day following the date on which public announcement of the date of the Company’s 2026 Annual Meeting is first made by the Company. The Company will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of its earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders.

All shareholder proposals and director nominations must be addressed to the attention of our Secretary at 433 Broadway, Unit 216 New York, NY 10013. The chairman of our 2026 Annual Meeting may refuse to acknowledge the introduction of any shareholder proposal or director nomination not made in compliance with the foregoing procedures.

WHERE YOU CAN FIND ADDITIONAL INFORMATION; INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our 2025 Annual Report on Form 10-K, which contains the consolidated financial statements, MD&A and the Auditors’ Report thereon for the Company’s most recently completed financial year is available at sowginc.com/sec-filings. Financial information relating to the Company is provided in the Company’s audited consolidated financial statements and MD&A as at and for the year ended December 31, 2025. Additional information relating to the Company may also be found at www.sec.gov.

Otherwise, please call (908) 693-9488 to request that a copy of our 2025 Annual Report on Form 10-K be sent to you without charge. You may also request a free copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, by writing to the Company at 433 Broadway, Unit 216 New York, NY 10013.

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information about Sow Good by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement. This Proxy Statement incorporates by reference the documents and reports listed below (other than portions of these documents that are deemed to have been furnished and not filed):

●	our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026;

●	our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the SEC on May 20, 2026; and

●	our Current Reports on Form 8-K (in all cases other than information furnished rather than filed pursuant to any Form 8-K) filed with the SEC on March 31, 2026, April 13, 2026, April 17, 2026, April 21, 2026, April 22, 2026, and May 11, 2026.

We also incorporate by reference the information contained in all other documents we file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than portions of these documents that are deemed to have been furnished and not filed in accordance with SEC rules, including current reports on Form 8-K furnished under Item 2.02 and Item 7.01 (including any financial statements of exhibits relating thereto furnished pursuant to Item 9.01)) after the date of this Proxy Statement and prior to the date of the Special Meeting. The information contained in any such document will be considered part of this Proxy Statement from the date the document is filed with the SEC.

Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement will be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

If you would like additional copies of this Proxy Statement or if you have questions about the Charter Amendment or the proposals to be presented at the Special Meeting, you should contact us at the following address and telephone number:

SOW GOOD INC.

433 Broadway, Unit 216

New York, NY 10013

Tel: (908) 693-9488

If you are a shareholder of Sow Good and would like to request documents, please do so no later than five business days prior to the Special Meeting in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this Proxy Statement relating to Sow Good has been supplied by us. Information provided by Sow Good does not constitute any representation, estimate or projection of any other party.

This document is a Proxy Statement of Sow Good for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Charter Amendment or Sow Good that is different from, or in addition to, that contained in this Proxy Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this Proxy Statement speaks only as of the date of this Proxy Statement, unless the information specifically indicates that another date applies.

ANNEX A: CHARTER AMENDMENT

THIRD CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
SOW GOOD INC.

The undersigned, for purposes of amending the certificate of incorporation of Sow Good Inc., a corporation organized and existing under and by virtue of the General Corporation Law (the “DGCL”) of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The certificate of incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on February 15, 2024 under the name of the Corporation, and subsequently amended by (i) that certain Certificate of Amendment of the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 30, 2026 and (ii) that certain Certificate of Amendment of the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 17, 2026 (as amended, the “Certificate of Incorporation”).

SECOND: Article V of the Certificate of Incorporation is hereby amended to replace paragraph C in its entirety with the following:

“C. Action by Stockholders. Any action which is required or permitted to be taken by the Corporation’s stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of the Corporation’s stock entitled to vote thereon were present and voted.”

THIRD: The foregoing amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FOURTH: Except as amended herein, the Certificate of Incorporation shall remain in full force and effect.

FIFTH: This Certificate of Amendment, and the amendment to the Certificate of Incorporation contained herein, shall be effective at 12:00 a.m., Eastern Time, on [●], 2026.

Annex A-1

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed by its duly authorized officer on this [●] day of [●] 2026.

By:
Yisroel Goldberg, Chief Executive Officer

Annex A-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY T02734-S45841 For Against Abstain 1. To approve an amendment to the Company’s Certificate of Incorporation to allow stockholders to act by written consent ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SOW Good Inc The Board of Directors recommends you vote FOR the following proposal: SOW GOOD INC 433 BROADWAY, UNIT 216 NEW YORK, NY 10013 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SOWG2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

T02735-S45841 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. SOW Good Inc SPECIAL MEETING OF STOCKHOLDERS August 10, 2026 10:00 am ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoints Yisroel Goldberg as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SOW Good Inc that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 am ET, on August 10, 2026, Virtually at www.virtualshareholdermeeting.com/SOWG2026SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side